UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2016

Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC Bank of America, National Association UBS Real Estate Securities Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:      (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On or about March 8, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9 (the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2016-UBS9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about March 8, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be thirty-one (31) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on two hundred twenty-two (222) multifamily, commercial and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated February 19, 2016, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated February 19, 2016, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated February 19, 2016, between the Registrant and UBS Real Estate Securities Inc.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 19, 2016, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of February 19, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 23, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission.

In addition, the mortgage loans secured by the mortgaged properties identified as “2100 Ross,” “Twenty Ninth Street Retail” and “Gateway Plaza” on Schedule I to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “2100 Ross Whole Loan,” the “Twenty Ninth Street Retail Whole Loan” and the “Gateway Plaza Whole Loan,” respectively). The initial holders of the promissory notes evidencing the 2100 Ross Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.4, that sets forth the respective rights of each such noteholder with respect to the 2100 Ross Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The 2100 Ross Whole Loan.” The initial holders of the promissory notes evidencing the Twenty Ninth Street Retail Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the Twenty Ninth Street Retail Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The Twenty Ninth Street Retail Whole Loan.” The initial holders of the promissory notes evidencing the Gateway Plaza Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Gateway Plaza Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The Gateway Plaza Whole Loan.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement.

The mortgage loans secured by the mortgaged properties identified as “525 Seventh Avenue,” “GLP Industrial Portfolio B,” “Princeton Pike Corporate Center,” “Ellenton Premium Outlets,” “Grove City Premium Outlets” and “Gulfport Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “525 Seventh Avenue Mortgage Loan,” the “GLP Industrial Portfolio B Mortgage Loan,” the “Princeton Pike Corporate Center Mortgage Loan,” the “Ellenton Premium Outlets Mortgage Loan,” the “Grove City Premium Outlets Mortgage Loan” and the “Gulfport Premium Outlets Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of the GLP Industrial Portfolio B Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “525 Seventh Avenue Whole Loan,” the “GLP Industrial Portfolio B Whole Loan,” the “Princeton Pike Corporate Center Whole Loan,” the “Ellenton Premium Outlets Whole Loan,” the “Grove City Premium Outlets Whole Loan” and the “Gulfport Premium Outlets Whole Loan,” respectively). The initial holders of the promissory notes evidencing the 525 Seventh Avenue Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the 525 Seventh Avenue Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The 525 Seventh Avenue Whole Loan.” The initial holders of the promissory notes evidencing the GLP Industrial Portfolio B Whole Loan have entered into an intercreditor agreement, dated as of December 22, 2015 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the GLP Industrial Portfolio B Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu-AB Whole Loans—The GLP Industrial Portfolio B Whole Loan.” The initial holders of the promissory notes evidencing the Princeton Pike Corporate Center Whole Loan have entered into an intercreditor agreement, dated as of February 19, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Princeton Pike Corporate Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced

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Pari Passu Whole Loans—The Princeton Pike Corporate Center Whole Loan.” The initial holders of the promissory notes evidencing the Ellenton Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Ellenton Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Ellenton Premium Outlets Whole Loan.” The initial holders of the promissory notes evidencing the Grove City Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the Grove City Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Grove City Premium Outlets Whole Loan.” The initial holders of the promissory notes evidencing the Gulfport Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Gulfport Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Gulfport Premium Outlets Whole Loan.”

The 525 Seventh Avenue Whole Loan, the Ellenton Premium Outlets Whole Loan, the Grove City Premium Outlets Whole Loan and the Gulfport Premium Outlets Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction, dated as of December 1, 2015 (the “MSCI 2015-UBS8 PSA” attached hereto as Exhibit 4.2), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the 525 Seventh Avenue Mortgage Loan and the Ellenton Premium Outlets Mortgage Loan” in the Prospectus, the terms and conditions of the MSCI 2015-UBS8 PSA applicable to the servicing of the 525 Seventh Avenue Whole Loan, the Ellenton Premium Outlets Whole Loan, the Grove City Premium Outlets Whole Loan and the Gulfport Premium Outlets Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The GLP Industrial Portfolio B Whole Loan will be serviced and administered under the trust and servicing agreement for the CSMC 2015-GLPB securitization transaction, dated as of December 22, 2015 (the “CSMC 2015-GLPB TSA” attached hereto as Exhibit 4.3), between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the GLP Industrial Portfolio B Mortgage Loan” in the Prospectus, the terms and conditions of the CSMC 2015-GLPB TSA applicable to the servicing of the GLP Industrial Portfolio B Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Princeton Pike Corporate Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2016-C28 securitization transaction, dated as of February 1, 2016 (the “MSBAM 2016-C28 PSA” attached hereto as Exhibit 4.4), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge

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Lender Services LLC, as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Princeton Pike Corporate Center Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2016-C28 PSA applicable to the servicing of the Princeton Pike Corporate Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

With respect to each of the Twenty Ninth Street Retail Whole Loan, the Grove City Premium Outlets Whole Loan and the Gulfport Premium Outlets Whole Loan, following the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
1.1	Underwriting Agreement, dated as of February 19, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
4.3	Trust and Servicing Agreement, dated as of December 22, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
36.1	Depositor's Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 23, 2016, which such certification is dated February 23, 2016.
99.1	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

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99.3	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.4	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.
99.5	Agreement Between Note Holders, dated as of March 8, 2016, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.6	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association as MSCI 2015-UBS8 trustee, as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.
99.8	Co-Lender Agreement, dated as of December 22, 2015, between Column Financial, Inc., as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Column Financial, Inc., as Initial Note B-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note B-2 Holder.
99.9	Agreement Between Note Holders, dated as of February 19, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, National Association, as Initial Note A-4 Holder.
99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder.
99.12	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President
Date: March 8, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 19, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
4.3	Trust and Servicing Agreement, dated as of December 22, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
36.1	Depositor's Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 23, 2016, which such certification is dated February 23, 2016.
99.2	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated February 19, 2016, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc.
99.4	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.

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99.5	Agreement Between Note Holders, dated as of March 8, 2016, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.6	Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, Wells Fargo Bank, National Association as MSCI 2015-UBS8 trustee, as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.
99.8	Co-Lender Agreement, dated as of December 22, 2015, between Column Financial, Inc., as Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, Column Financial, Inc., as Initial Note B-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note B-2 Holder.
99.9	Agreement Between Note Holders, dated as of February 19, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, National Association, as Initial Note A-4 Holder.
99.11	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder.
99.12	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.

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